UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 18, 2019

HOSPITALITY PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-11527	04-3262075
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-964-8389

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each Exchange on which Registered
Common Shares of Beneficial Interest	HPT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

In this Current Report on Form 8-K, the terms “we”, “us” and “our” refer to Hospitality Properties Trust.

Item 1.01. Entry Into a Material Definitive Agreement.

On September 18, 2019, we issued $825,000,000 aggregate principal amount of our 4.350% Senior Notes due 2024, or the 2024 Notes, $450,000,000 aggregate principal amount of our 4.750% Senior Notes due 2026, or the 2026 Notes, and $425,000,000 aggregate principal amount of our 4.950% Senior Notes due 2029, or the 2029 Notes, and, together with the 2024 Notes and the 2026 Notes, the Notes, in underwritten public offerings. Each series of Notes was issued under a separate supplemental indenture, each dated as of September 18, 2019, or, collectively, the Supplemental Indentures, to an indenture dated as of February 3, 2016, or the Base Indenture, and, together with the Supplemental Indentures, the Indenture, between us and U.S. Bank National Association. The Notes are our senior unsecured obligations and are not guaranteed by any of our subsidiaries. Each series of Notes has certain restrictive financial and operating covenants, including covenants that restrict our ability to incur debts, including debts secured by mortgages on our properties, in excess of calculated amounts, and requires us to maintain various financial ratios.

The 2024 Notes, the 2026 Notes and the 2029 Notes bear interest at the rate of 4.350%, 4.750% and 4.950% per annum on the principal amount of the 2024 Notes, the 2026 Notes and the 2029 Notes, respectively, payable semi-annually in arrears on April 1 and October 1 of each year. Interest will accrue on the Notes from September 18, 2019, and the first interest payment date will be April 1, 2020. The 2024 Notes, the 2026 Notes and the 2029 Notes will mature on October 1, 2024, October 1, 2026 and October 1, 2029, respectively, unless previously redeemed.

We intend to use the $1.68 billion of net proceeds from the offerings of the Notes, after payment of the underwriting discounts and other estimated offering expenses payable by us, to finance, in part, our purchase of a net lease portfolio from Spirit MTA REIT, or SMTA, for $2.4 billion in cash, excluding transaction costs and subject to customary adjustments and prorations, or the SMTA Transaction.  Pending the consummation of the SMTA Transaction and the use of proceeds described above, we may repay amounts outstanding under our existing revolving credit facility or use the net proceeds for general business purposes, or we may invest the net proceeds from these offerings in short term investments, some or all of which may not be investment grade rated. We currently expect the SMTA Transaction to be completed prior to December 31, 2019; however, in the event the SMTA Transaction is not completed on or prior to December 31, 2019 or the related purchase agreement is terminated on or at any time prior to that date, we will be required to redeem all of the Notes then outstanding at a price equal to 101% of the principal amount of such Notes, plus accrued and unpaid interest from September 18, 2019, or the most recent date that interest has been paid or provided for, whichever is later, to, but excluding, the redemption date.

In addition, we may redeem, at our option, the Notes in whole at any time or in part from time to time before they mature. In such case, the redemption price for the Notes will equal the outstanding principal amount of the Notes being redeemed, plus accrued and unpaid interest, if any, from September 18, 2019, or the most recent date that interest has been paid or provided for, whichever is later, to, but excluding, the redemption date, plus the Make-Whole Amount (as defined in the Supplemental Indentures), if any. If the 2024 Notes are redeemed on or after September 1, 2024 (one month prior to their stated maturity date), the 2026 Notes are redeemed on or after August 1, 2026 (two months prior to their stated maturity date) or the 2029 Notes are redeemed on or after July 1, 2029 (three months prior to their stated maturity date), as the case may be, the Make-Whole Amount for such series will equal zero. In connection with the completion of these offerings, we terminated the commitments we previously announced from Bank of America, N.A., BofA Securities, Inc., Citigroup, Morgan Stanley Senior Funding, Inc., RBC Capital Markets and Wells Fargo Securities LLC to make available to us a senior unsecured term loan facility, under which we would be able to borrow up to $2.0 billion.

The foregoing descriptions of the Base Indenture, the Supplemental Indentures and of the covenants applicable to the Notes are not complete and are subject to and qualified in their entireties by reference to the Supplemental Indentures, which are filed as Exhibits 4.1, 4.2 and 4.3 to this Current Report on Form 8-K and the Base Indenture, which is filed as Exhibit 4.1 to our Current Report on Form 8-K filed with the Securities and Exchange Commission, or SEC, on February 4, 2016, each of which is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Warning Concerning Forward-Looking Statements

This Current Report on Form 8-K contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Also, whenever we use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements as a result of various factors. For example, our current intent is to use the proceeds from the offerings of the Notes to finance, in part, the SMTA Transaction, and, pending the consummation of the SMTA Transaction and such use of proceeds, we may repay amounts outstanding under our revolving credit facility or use the net proceeds for general business purposes, or we may invest the net proceeds from these offerings in short term investments, some or all of which may not be investment grade rated; further the SMTA Transaction is subject to certain customary conditions and we cannot be sure that such conditions will be satisfied. Accordingly, the SMTA Transaction may not close or the terms of the SMTA Transaction may change.

For these reasons, among others, you are cautioned not to place undue reliance upon forward-looking statements.

The information contained in our filings with the SEC, including under “Risk Factors” in our periodic reports, or incorporated therein identifies other important factors that could cause our actual results to differ materially from those in our forward-looking statements. Our filings with the SEC are available on the SEC’s website at www.sec.gov.

Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

4.1	Sixth Supplemental Indenture, dated as of September 18, 2019, between Hospitality Properties Trust and U.S. Bank National Association, relating to our 4.350% Senior Notes due 2024, including the form thereof. (Filed herewith.)

4.2	Seventh Supplemental Indenture, dated as of September 18, 2019, between Hospitality Properties Trust and U.S. Bank National Association, relating to our 4.750% Senior Notes due 2026, including the form thereof. (Filed herewith.)

4.3	Eighth Supplemental Indenture, dated as of September 18, 2019, between Hospitality Properties Trust and U.S. Bank National Association, relating to our 4.950% Senior Notes due 2029, including the form thereof. (Filed herewith.)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSPITALITY PROPERTIES TRUST

	By:	/s/ Brian E. Donley
	Name:	Brian E. Donley
	Title:	Chief Financial Officer and Treasurer

Date: September 18, 2019

4